Exhibit 21
Dell Inc. Subsidiary List

Europe, Middle East and Africa
Dell Gesm.b.H.	Austria
Dell FZ-LLC – Bahrain Branch	Bahrain
Dell N.V.	Belgium
Dell Computer spol. sro	Czech Republic
Dell A/S	Denmark
Oy Dell A.B.	Finland
Dell S.A.	France
Dell International Holdings SAS	France
Dell GmbH	Germany
Dell Halle GmbH	Germany
Dell Technology Products and Services S.A	Greece
Dell Emerging Markets (EMEA) Limited Magyarorszagi Kereskedelmi Kepviselet – Rep. Office	Hungary
Dell Direct	Ireland
Dell Products	Ireland
Dell Research	Ireland
Dell International Holdings VI (Ireland)	Ireland
Dell International Holdings VII (Ireland)	Ireland
Dell International Holdings XI	Ireland
Dell Computer Limited	Ireland
Dell Financial Services International Limited	Ireland
Dell Technology & Solutions Israel Ltd.	Israel
Dell S.p.A.	Italy
Dell Services S.r.l.	Italy
Dell SA	Luxembourg
Dell Computer Holding I, SGPS, Unipessoal Lda	Madeira
Dell Computer Holding II, SGPS, Unipessoal Lda	Madeira
Dell Computer International (II) – Comercio de Computadores Sociedade Unipessoal Lda	Madeira, Portugal
Dell SAS	Morocco
Dell Distribution Maroc (Succ)	Morocco
Dell B.V.	Netherlands
Dell Asia B.V.	Netherlands
Dell Taiwan B.V.	Netherlands
DIH IV C.V.	Netherlands
DIH V C.V.	Netherlands
Dell International Holdings VIII B.V.	Netherlands
Dell International Holdings IX B.V.	Netherlands
Dell International Holdings X B.V.	Netherlands
Dell Global B.V.	Netherlands
Dell Products (Europe) B.V.	Netherlands
Dell Global International B.V.	Netherlands
Dell International Holdings XII Coöperatoef U.A.	Netherlands

Dell Corporation Limited – Northern Ireland Place of Business	Northern Ireland
Dell A.S.	Norway
Dell Sp.z.o.o.	Poland
Dell Products (Poland) Sp. z o.o	Poland
Dell (III) – Comercio de Computadores, Unipessoal LDA	Portugal
Dell Emerging Markets (EMEA) Limited – Representative Office	Romania
Dell L.L.C.	Russia
Dell Emerging Market (EMEA) Ltd (Russia Representative Officer	Russia
Dell Distribution (EMEA) Limited External Company (Ghana)	Ghana
Dell Emerging Markets (EMEA) Limited Trade Representative Office (Bulgaria)	Bulgaria
Dell Emerging Markets (EMEA) Limited (Uganda Representative Office)	Uganda
Dell s.r.o.	Slovakia
Dell Computer (Proprietary) Ltd	South Africa
Dell Computer S.A.	Spain
Dell A.B.	Sweden
Dell S.A.	Switzerland
Dell Emerging Markets (EMEA) Limited – Turkey (Istanbul) Liaison Office	Turkey
Dell Emerging Markets (EMEA) Limited — Representative Office Ukraine	Ukraine
LLC Dell Ukraine	Ukraine
Dell FZ – LLC	U.A.E.
Bracknell Boulevard Management Company Limited	United Kingdom
Dell Corporation Limited	United Kingdom
Dell Computer EEIG	United Kingdom
Dell Emerging Markets (EMEA) Limited	United Kingdom
Alienware Limited	Ireland
Dell Global Holdings I BV	Netherlands
Dell Global Holdings II BV	Netherlands
Dell Global Holdings III BV	Netherlands
Dell Products Manufacturing	Ireland
Dell Solutions (UK) Limited	United Kingdom
Dell Emerging Markets (EMEA) Limited — Egypt Representative Office	Egypt
Dell Teknoloji Limited Şirketi	Turkey
Dell Hungary Technology Solutions Trade LLC	Hungary
ASAP Software SAS	France
26éme Avenue	France
SCI Siman	France
SCI New-Tech	France
Dell International Holdings Kft.	Hungary
Dell International Holdings Kft. – Zurich Branch	Switzerland

Dell DFS Holdings Kft.	Hungary
EqualLogic UK Limited	UK
EqualLogic Deutschland GmbH	Germany
EqualLogic B.V.	Netherlands
Branch of Dell (Free Zone Company L.L.C.)	Saudi Arabia
Dell Emerging Markets (EMEA) Limited (Kazakhstan Representative Office)	Kazakhstan
Dell Emerging Markets (EMEA) Limited Representative Office — Lebanon	Lebanon

Asia-Pacific/Japan
Dell Australia Pty. Limited	Australia
Dell (China) Company Limited	China
Dell (China) Company Limited, Beijing Liaison Office	China
Dell (China) Company Limited, Chengdu Liaison Office	China
Dell (China) Co., Ltd., Guangzhou Liaison Office	China
Dell (China) Company Limited, Hangzhou Liaison Office	China
Dell (China) Company Limited, Nanjing Liaison Office	China
Dell (China) Company Limited, Shanghai Liaison Office	China
Dell (China) Company Limited, Shenzhen Liaison Office	China
Dell (China) Company Limited, Shanghai Branch	China
Dell (China) Company Limited, Dalian Branch	China
Dell (China) Company Limited, Xiamen Branch	China
Dell (China) Company Limited, Beijing Branch	China
Dell (China) Company Limited, Guangzhou Branch	China
Dell Procurement (Xiamen) Company Limited	China
Dell Procurement (Xiamen) Company Limited, Shanghai Branch	China
Dell Procurement (Xiamen) Company Limited, Shenzhen Liaison Office	China
Dell (Xiamen) Company Limited	China
Dell (Xiamen) Company Limited, Dalian Branch	China
Dell Hong Kong Limited	Hong Kong
Dell International Services India Private Limited	India
Dell India Private Ltd.	India
Dell India R&D Center Private Limited	India
ACS (India) Limited	India

Dell Asia Pacific Sdn. – India Liaison Office	India
Dell Asia Pacific Sdn. – Indonesia Representative Office	Indonesia
Dell Japan Inc.	Japan
Dell Asia Pacific Sdn.	Malaysia
Dell Global Procurement Malaysia Sdn. Bhd.	Malaysia
Dell New Zealand Limited	New Zealand
Dell International Services Philippines Inc.	Philippines
Dell Catalog Sales L.P. – Rep Office	Philippines
Dell Asia Pacific Sdn. Phillippines Representative Office	Philippines
Dell Asia Holdings Pte. Ltd.	Singapore
Dell Asia Pte. Ltd.	Singapore
Dell Singapore Pte. Ltd.	Singapore
Dell Global Pte. Ltd.	Singapore
Dell Global B.V., Singapore Branch	Singapore
Dell International Inc.	South Korea
Dell Taiwan B.V., Taiwan Branch	Taiwan
Dell B.V., Taiwan Branch	Taiwan
Dell Asia B.V., Taiwan Branch	Taiwan
Dell (Thailand) Co., Ltd.	Thailand
Dell Asia Pacific Sdn. – Vietnam Representative Office	Vietnam
Alienware Corporation (Pacific Rim), Pty Ltd.	Australia
Dell Global Business Center Sdn. Bhd.	Malaysia
EqualLogic Japan Company Limited	Japan

Other U.S. Entities
Dell International Incorporated	Delaware
Dell Gen. P. Corp.	Delaware
Dell Services Corporation	Delaware
Dell Marketing Corporation	Delaware
Dell USA Corporation	Delaware
Dell Ventures Corporation	Delaware
Dell DFS Corporation	Delaware
Plural Acquisition I, Inc.	Delaware
Bracknell Boulevard (Block C) L.L.C.	Delaware
Bracknell Boulevard (Block D) L.L.C.	Delaware
Dell Products Corporation	Delaware
Dell Federal Systems Corporation	Delaware
Dell World Trade Corporation	Delaware
Dell Receivables Corporation	Delaware
Dell Products GP L.L.C.	Delaware
Dell Products LP L.L.C.	Delaware
Dell Services GP L.L.C.	Delaware
Dell Services LP L.L.C.	Delaware
Dell Federal Systems GP L.L.C.	Delaware
Dell Federal Systems LP L.L.C.	Delaware
Dell World Trade GP L.L.C.	Delaware
Dell World Trade LP L.L.C.	Delaware
Dell Marketing GP L.L.C.	Delaware

Dell Marketing LP L.L.C.	Delaware
Dell USA GP L.L.C.	Delaware
Dell USA LP L.L.C.	Delaware
Dell Receivables GP L.L.C.	Delaware
Dell Receivables LP L.L.C.	Delaware
Dell Products L.P.	Texas
Dell Services L.P.	Texas
Dell Federal Systems L.P.	Texas
Dell World Trade L.P.	Texas
Dell Marketing L.P.	Texas
Dell USA L.P.	Texas
Dell Receivables L.P.	Texas
CPS Channel Partner Solutions L.P.	Texas
Dell Computer Holdings Corp.	Delaware
Dell Computer Holdings L.P.	Texas
Dell Ventures L.P.	Texas
DCC Executive Security Inc.	Delaware
Dell Eastern Europe Corporation	Delaware
Dell Computer India Corp.	Delaware
Dell Computer de Chile Corp.	Delaware
Dell America Latina Corp.	Delaware
Dell Colombia Inc.	Delaware
Dell International Holdings I L:.L.C.	Delaware
Dell International Holdings II L.L.C.	Delaware
Dell International Holdings III L.L.C.	Delaware
Dell Marketing USA GP L.L.C.	Delaware
Dell Marketing USA LP L.L.C.	Delaware
Dell Marketing USA L.P.	Texas
Dell Equipment GP L.L.C	Delaware
Dell Equipment Funding L.P.	Delaware
Dell Conduit GP L.L.C.	Delaware
Dell Conduit Funding L.P.	Delaware
Dell Revolver Funding L.L.C.	Nevada
Dell Funding L.L.C.	Nevada
Dell Revolver Company L.P.	Delaware
Dell Revolver GP. L.L.C.	Delaware
Dell Protective Services Inc.	Delaware
Dell Asset Securitization GP L.L.C.	Delaware
Dell Asset Securitization L.P.	Delaware
Alienware Corporation	Florida
Alienware Retail Corporation	Florida
Alienware Labs Corp.	Florida
Dell Global Holdings GP L.L.C.	Delaware
Dell Global Holdings LP L.L.C.	Delaware
Dell Global Holdings IV L.L.C.	Delaware
Dell Global Holdings L.L.C.	Delaware
Dell Asset Revolving Trust	Delaware
Dell Credit Company L.L.C.	Delaware
ASAP Software Express Inc.	Illinois
License Technologies Group, Inc.	Delaware
Dell DFS Holdings L.L.C.	Delaware

Equalogic Inc.	Delaware

International Americas –	Jurisdiction
Dell Export Sales Corporation	Barbados
Dell America Latina Corp., Argentina Branch	Argentina
Dell Computadores do Brasil Ltda.	Brazil
Dell Procurement International	Cayman Islands
Dell Computer de Chile Ltda.	Chile
Dell Colombia Inc., Colombia Branch	Colombia
Dell Technology Services Inc. S.R.L.	Costa Rica
Dell El Salvador S.A. DE C.V.	El Salvador
Dell Mexico, S.A. de C.V.	Mexico
Dell Computer Services de Mexico SA de CV	Mexico
Dell Canada Inc.	Ontario, Canada
Dell Panama S. de R.L.	Panama
Dell Perú, SAC	Peru
Dell Puerto Rico Corp.	Puerto Rico
Dell Quebec Inc.	Quebec
Dell Trinidad and Tobago Limited	Trinidad and Tobago
Alienware Latinoamerica, S.A	Costa Rica
Dell Global Holdings Ltd.	Cayman Islands
Dell Global Holdings L.P.	Cayman Islands
Dell Global Holdings V L.P.	Cayman Islands
Dell Jamaica Ltd.	Jamaica
Dell Venezuela
Dell St. Lucia
EqualLogic Canada	Canada